EXHIBIT 32

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, John Tooke, Chief Executive Officer and Chief Financial Officer of AmeriFirst Fund I, LLC (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the Company's Quarterly Report on Form 10-QSB for the quarterly period ended September 30, 2004 (the "Report"), which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 10, 2004                       /s/ John Tooke
                                        ----------------------------------------
                                        John Tooke
                                        Chief Executive Officer and Chief
                                        Financial Officer

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to AmeriFirst Fund I, LLC and will be retained by AmeriFirst Fund I, LLC and furnished to the Securities and Exchange Commission or its staff upon request.

                                  End of Filing